UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — July 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Term Investment Fund

Annual report
7 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Annual report
7 | 31 | 21

Message from the Trustees

September 9, 2021

Dear Fellow Shareholder:

Through the summer months of 2021, financial markets continued to rise. Stocks were powered by new highs in corporate earnings, and bonds appreciated despite an uptick in inflation. Experts at Putnam believe inflation will likely be temporary, caused by an uneven recovery from the Covid-19 pandemic.

Even as the economy returns to a more normal trajectory, the evolving pandemic remains a justifiable concern. During these unsettled times, well-managed companies have tried to be flexible and resilient, adapting to conditions while focusing on their goals.

Putnam’s research teams also remain focused on their objectives. They analyze and debate how businesses are adjusting to these challenges as they work to identify investment opportunities for our portfolios. We believe this active approach is well-suited to this time.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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Please describe the money market environment during the 12-month reporting period ended July 31, 2021.

JOANNE When the period began, the U.S. economy was recovering from an economic downturn brought on by the Covid-19 pandemic. Investor sentiment was improving on hopes for a near-term coronavirus vaccine and the Federal Reserve’s efforts to boost the U.S. economy and jobs market. However, the path to recovery was marked by increased volatility during the fall of 2020. Uncertainties around additional stimulus, the presidential election, and rising Covid-19 cases that brought renewed lockdowns weighed on investor sentiment. Those fears were eased by the November 2020 announcements by Pfizer/BioNTech and Moderna regarding the high efficacy of their vaccines as well as expectations for a new federal stimulus package before calendar year-end.

In early 2021, many investors expected the U.S. economic recovery would support a stronger global recovery. The accelerated vaccine rollouts and President Biden’s $1.9 trillion pandemic relief bill, which followed the $900 billion Covid-19 aid bill in December 2020,

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/21. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

added momentum. Anticipation of the Biden administration’s infrastructure plans further fueled growth expectations.

Stimulus-fueled growth and inflation expectations drove yields higher on all but very short-term government debt during the first quarter of 2021. Yields on the bellwether 10-year U.S. Treasury note rose from 0.55% on July 31, 2020, to a high of 1.74% in March of 2021. Many investors were concerned that inflationary pressures would eventually lead the Fed to raise short-term interest rates sooner than anticipated. The Fed downplayed the possibility that it would reduce support for the economy any time soon. Inflation fears eased, and the 10-year U.S. Treasury bond yield fell into a narrow trading range, closing the period at 1.24% on July 31, 2021.

The Fed remained steadfast in its efforts to support the U.S. economy. In addition to keeping borrowing costs low by holding short-term interest rates in the range of 0.00% to 0.25%, the central bank maintained its bond-buying program to continue to provide liquidity. With ample reserves in the banking system, interest rates and money market yields fell. Given improvement in its economic outlook, the Fed allowed several of its lending facilities to expire at the end of March 2021.

In May 2021, the Fed hinted that it may soon start to talk about scaling back its purchases of $120 billion in government-backed bonds each month but still needed to see more progress toward its goals of full employment and inflation averaging 2% over time. At its June 2021 meeting, the Fed surprised investors with a more hawkish tone by signaling it might raise short-term interest rates sooner than anticipated if inflationary pressures stemming from the rebounding U.S. economy persisted. Fed officials tempered their tone in July 2021, suggesting they needed to see more progress in the U.S. jobs market before tightening monetary policy.

How did the fund perform during the reporting period?

MIKE During the 12-month reporting period ended July 31, 2021, the fund outperformed the return of its benchmark index, the ICE BofA U.S. Treasury Bill Index.

What was your strategy during the reporting period?

JOANNE During the reporting period, yields on repurchase agreements and U.S. Treasury bills approached zero as reserves in the monetary system continued to grow. As a result of the downward pressure on short-term interest rates, the one-month London Interbank Offered Rate [LIBOR] fell from 0.15% on July 31, 2020, to 0.09% on July 31, 2021. [LIBOR is a widely followed benchmark rate that the world’s largest banks use in determining rates for interbank loans and setting interest rates on commercial and consumer loans.] The Fed’s Secured Overnight Financing Rate [SOFR] moved from 0.10% on July 31, 2020, to 0.01% before settling at 0.05% at period-end. The uptick was due to the Fed making a technical adjustment at its June 2021 policy meeting to two rates that it manages. To maintain control of the Fed’s key overnight benchmark interest rate, officials raised the interest rate it pays banks on reserves held at the U.S. central bank from 0.10% to 0.15% and on its Reverse Repurchase Program [RRP] from 0.00% to 0.05%.

In November 2020, the ICE Benchmark Administration [IBA], which oversees LIBOR,

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announced its intention to extend the publication of its most widely followed tenors [overnight and 1-, 3-, 6-, and 12-month U.S. dollar LIBOR] until June 30, 2023. Previously, the IBA said it would cease publication of all LIBOR tenors by December 31, 2021, to wind down the benchmark in 2021. With banks no longer able to issue floating-rate securities pegged to LIBOR as of December 31, 2021, the fund’s exposure to floating-rate securities shifted to other standard money market indexes that track the short-term funding markets. These indexes included SOFR, Effective Federal Funds Rate, and Bloomberg Short-Term Bank Yield Index [BSBY]. The BSBY Index was introduced in April 2021 and tracks the U.S. wholesale unsecured funding market.

Faced with historically low interest rates, we looked for income opportunities further out on the money market yield curve to lock in relatively attractive rates for longer periods. As part of this strategy, we reduced the portfolio’s exposure to floating-rate securities. We invested the proceeds in fixed-rate credit securities in the three- to six-month range with the expectation that rates would continue to decline near term. As part of our strategy, we purchased fixed-rate commercial paper and certificates of deposit issued by various high-quality banks. We believe these banks have strong credit profiles. Broadly speaking, we believe that industry fundamentals are sound. While the interest-rate environment remains a challenge for bank earnings, balance sheets are currently very strong, in our view. We also have a high level of confidence in the regulatory oversight in the sector.

We continue to like asset-backed commercial paper issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans. We also held a high level of repurchase agreements with overnight maturities and short-dated paper to provide liquidity.

What is your outlook for the coming months?

JOANNE We believe U.S. growth is likely to be robust, particularly in the second and third quarters of 2021, due to pent-up consumer demand and widespread vaccinations. We also anticipate further strength in corporate earnings growth. Given our outlook, we believe U.S. Treasury yields could rise later this year. That said, we think the trend toward higher rates will be gradual, as bond investors adjust their growth and inflation outlooks.

So far, 2021 has been a challenging environment for investors focused at the short end of the yield curve. We believe the Fed’s recent communications are a first step toward unwinding pandemic-driven liquidity, which could create attractive income opportunities for money market investors.

Thank you, Joanne and Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended July 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class G and P shares are only available to other Putnam funds and/or other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class G (8/3/20)
Net asset value	7.01%	0.80%	6.48%	1.26%	4.09%	1.35%	0.14%
Class P (2/19/13)
Net asset value	7.01	0.80	6.48	1.26	4.09	1.35	0.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class G and P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC). Performance for class G before its inception is derived from the historical performance of class P shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofA U.S.
Treasury Bill Index	6.57%	0.75%	6.08%	1.19%	4.09%	1.34%	0.08%
Lipper
Institutional
Money Market	5.58	0.64	5.35	1.04	3.44	1.13	0.02
Funds category
average*

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 7/31/21, there were 116, 100, 95, and 91 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class G shares would have been valued at $10,701.

Fund distribution information For the 12-month period ended 7/31/21

Distributions	Class G	Class P
Number	12	12
Income	$0.001435	$0.001435
Capital gains	—	—
Total	$0.001435	$0.001435
Current rate (end of period)	Class G	Class P
Current dividend rate[1]	0.09%	0.09%
Current 30-day SEC yield (with expense limitation)[2,3]	0.08	0.08
Current 30-day SEC yield (without expense limitation)[3]	–0.17	–0.17

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class G (8/3/20)
Net asset value	7.00%	0.81%	6.51%	1.27%	4.26%	1.40%	0.16%
Class P (2/19/13)
Net asset value	7.00	0.81	6.51	1.27	4.26	1.40	0.16

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Short Term Investment Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class G	Class P
Net expenses for the fiscal year ended 7/31/20*	0.03%†	0.03%
Total annual operating expenses for the fiscal year ended 7/31/20	0.28%†	0.28%
Annualized expense ratio for the six-month period ended 7/31/21‡	0.03%	0.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/21.

† Other expenses are based on expenses of class P shares for the fund’s last fiscal year.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/21 to 7/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class G	Class P
Expenses paid per $1,000*†	$0.15	$0.15
Ending value (after expenses)	$1,000.50	$1,000.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Short Term Investment Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/21, use the following calculation method. To find the value of your investment on 2/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class G	Class P
Expenses paid per $1,000*†	$0.15	$0.15
Ending value (after expenses)	$1,024.65	$1,024.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 Short Term Investment Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam fund-of-funds accounts, and the management fee is fully waived.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and the management fee is fully waived.

Comparative rates

London Interbank Offered Rate (LIBOR) is set by the British Bankers Association (BBA). It is based on offered interbank deposit rates contributed in accordance with the instructions to BBA LIBOR contributor banks.

Secured Overnight Financing Rate (SOFR) is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements [repos]. SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

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Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2021, Putnam employees had approximately $569,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

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launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. One expense limitation was a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses. This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2020. PSERV has agreed to maintain this expense limitation until at least November 30, 2022. In addition, Putnam Management has agreed to waive your fund’s 0.25% management fee until at least November 30, 2022. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation

16 Short Term Investment Fund

for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the

Short Term Investment Fund 17

factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. Your fund’s class P shares’ return, net of fees and expenses, was positive and matched the return of its benchmark over the one-year and three-year periods ended December 31, 2020, and was positive and slightly exceeded the return of its benchmark over the five-year period ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Short Term Investment Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Term Investment Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short Term Investment Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Short Term Investment Fund

The fund’s portfolio 7/31/21

REPURCHASE AGREEMENTS (45.3%)*	Principal amount	Value
Interest in $160,000,000 tri-party repurchase agreement dated 7/30/2021 with Barclays Capital, Inc. due 8/2/2021 — maturity value of $160,000,667 for an effective yield of 0.050% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 2.000% to 2.125% and due dates ranging from 1/1/2027 to 2/16/2027, valued at $163,200,702)	$160,000,000	$160,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 7/30/2021 with BNP Paribas due 8/2/2021 — maturity value of $100,000,417 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 6.500% and due dates ranging from 9/1/2025 to 6/2/2055, valued at $102,000,513)	100,000,000	100,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 7/30/2021 with BNP Paribas due 8/2/2021 — maturity value of $50,000,208 for an effective yield of 0.050% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 2.750% and due dates ranging from 1/16/2026 to 2/16/2052, valued at $51,000,218)	50,000,000	50,000,000
Interest in $312,360,000 joint tri-party repurchase agreement dated 7/30/2021 with BofA Securities, Inc. due 8/2/2021 — maturity value of $182,466,760 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with a coupon rate of 3.000% and a due date of 6/21/2054, valued at $318,607,200)	182,466,000	182,466,000
Interest in $430,996,000 joint tri-party repurchase agreement dated 7/30/2021 with Citigroup Global Markets, Inc. due 8/2/2021 — maturity value of $162,202,811 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 4.000% and due dates ranging from 4/2/2055 to 7/2/2055, valued at $439,633,373)	162,202,000	162,202,000
Interest in $102,700,000 tri-party repurchase agreement dated 7/30/2021 with Goldman, Sachs & Co. LLC due 8/2/2021 — maturity value of $102,700,428 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 7.000% and due dates ranging from 12/2/2027 to 12/21/2054, valued at $104,754,000)	102,700,000	102,700,000
Interest in $100,000,000 tri-party repurchase agreement dated 7/30/2021 with HSBC Securities (USA), Inc. due 8/2/2021 — maturity value of $100,000,375 for an effective yield of 0.045% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.250% to 2.500% and due dates ranging from 4/1/2027 to 11/16/2044, valued at $102,000,407)	100,000,000	100,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 7/30/2021 with JPMorgan Securities, LLC due 8/2/2021 — maturity value of $50,000,208 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.000% and due dates ranging from 4/2/2031 to 7/2/2055, valued at $51,000,213)	50,000,000	50,000,000
Interest in $200,000,000 tri-party repurchase agreement dated 7/30/2021 with JPMorgan Securities, LLC due 8/2/2021 — maturity value of $200,000,833 for an effective yield of 0.050% (collateralized by U.S. Treasuries (including strips) with a coupon rate of 2.250% and a due date of 1/1/2028, valued at $204,001,175)	200,000,000	200,000,000
Interest in $306,100,000 joint tri-party repurchase agreement dated 7/30/2021 with Royal Bank of Canada due 8/2/2021 — maturity value of $176,400,735 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 6/21/2049 to 7/21/2055, valued at $312,223,301)	176,400,000	176,400,000

Short Term Investment Fund 21

REPURCHASE AGREEMENTS (45.3%)* cont.	Principal amount	Value
Interest in $54,000,000 tri-party term repurchase agreement dated 7/30/2021 with BNP Paribas, 0.250% (collateralized by Corporate Debt Securities with coupon rates ranging from 1.119% to 9.250% and due dates ranging from 9/26/2025 to perpetual maturity, valued at $56,701,182) (France) Ŧ EG	$54,000,000	$54,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated 7/30/2021 with Royal Bank of Canada, 0.300% (collateralized by Corporate Debt Securities with coupon rates ranging from zero % to 5.625% and due dates ranging from 10/30/2025 to 2/11/2055, valued at $26,250,657) (Canada) Ŧ EG	25,000,000	25,000,000
Total repurchase agreements (cost $1,362,768,000)		$1,362,768,000

COMMERCIAL PAPER (18.0%)*	Yield (%)	Maturity date	Principal amount	Value
Banco Santander SA (Spain)	0.190	11/1/21	$13,000,000	$12,994,807
Canada (Government of) (Canada)	0.055	10/26/21	15,000,000	14,998,167
Canadian Imperial Bank of Commerce (Canada)	0.190	7/19/22	18,000,000	18,003,528
DNB Bank ASA (Norway)	0.115	10/20/21	22,000,000	21,996,492
Export Development Canada (Canada)	0.080	10/1/21	15,000,000	14,998,451
Export Development Canada (Canada)	0.075	10/20/21	15,000,000	14,998,189
FMS Wertmanagement (Germany)	0.100	10/6/21	15,000,000	14,997,365
FMS Wertmanagement (Germany)	0.100	9/27/21	15,000,000	14,997,788
FMS Wertmanagement (Germany)	0.080	8/18/21	15,000,000	14,999,343
Lloyds Bank PLC (United Kingdom)	0.145	8/13/21	25,000,000	24,999,222
Lloyds Bank PLC (United Kingdom)	0.100	8/23/21	15,000,000	14,999,140
Mitsubishi UFJ Trust & Banking Corp./NY	0.200	8/25/21	15,250,000	15,249,141
Mitsubishi UFJ Trust & Banking Corp./Singapore (Singapore)	0.145	8/13/21	15,000,000	14,999,574
Mitsubishi UFJ Trust & Banking Corp./Singapore (Singapore)	0.130	10/22/21	15,000,000	14,996,640
National Australia Bank, Ltd. (Australia)	0.150	3/18/22	15,000,000	15,001,883
Nationwide Building Society (United Kingdom)	0.085	8/9/21	28,000,000	27,999,378
Nordea Bank ABP (Finland)	0.160	11/8/21	19,250,000	19,243,843
Nordea Bank ABP (Finland)	0.150	2/18/22	3,300,000	3,297,209
NRW.Bank (Germany)	0.100	10/22/21	15,000,000	14,996,220
Rabobank Nederland NV/NY (Netherlands)	0.150	8/10/21	15,000,000	14,999,679
Royal Bank of Canada/New York, NY (Canada)	0.200	6/24/22	10,000,000	10,000,000
Schlumberger Holdings Corp.	0.472	8/13/21	11,000,000	10,999,615
Skandinaviska Enskilda Banken AB (Sweden)	0.180	11/18/21	27,000,000	26,991,092
Skandinaviska Enskilda Banken AB (Sweden)	0.110	12/2/21	13,000,000	12,994,944
Skandinaviska Enskilda Banken AB (Sweden)	0.100	9/24/21	5,000,000	4,999,386
Societe Generale SA (France)	0.229	12/3/21	16,000,000	16,005,760
Sumitomo Mitsui Trust Bank, Ltd./Singapore (Singapore)	0.100	9/23/21	10,000,000	9,998,656
Swedbank AB (Sweden)	0.120	11/3/21	14,000,000	13,996,864
Swedbank AB (Sweden)	0.110	9/20/21	6,350,000	6,349,385
Toronto-Dominion Bank (The) (Canada)	0.110	9/23/21	15,000,000	14,997,983
Total Capital Canada, Ltd. (Canada)	0.180	8/4/21	17,500,000	17,499,789
Total Capital Canada, Ltd. (Canada)	0.130	8/18/21	16,000,000	15,999,299
UBS AG/London (United Kingdom)	0.239	6/15/22	15,000,000	15,000,751
UBS AG/London (United Kingdom)	0.221	9/22/21	14,000,000	14,000,015
Westpac Banking Corp. (Australia)	0.170	8/24/21	14,500,000	14,499,295
Westpac Banking Corp. (Australia)	0.165	3/11/22	14,500,000	14,502,764
Total commercial paper (cost $542,566,652)				$542,601,657

22 Short Term Investment Fund

CERTIFICATES OF DEPOSIT (13.6%)*	Yield (%)	Maturity date	Principal amount	Value
Bank of America, NA FRN	0.220	4/8/22	$14,500,000	$14,499,710
Bank of Montreal/Chicago, IL FRN (Canada)	0.250	2/11/22	14,000,000	14,005,480
Bank of Montreal/Chicago, IL FRN (Canada)	0.174	3/4/22	13,250,000	13,250,903
Bank of Montreal/Chicago, IL FRN (Canada)	0.169	10/27/21	18,500,000	18,501,744
Bank of Montreal/Chicago, IL FRN (Canada)	0.168	3/16/22	6,000,000	6,000,780
Bank of Nova Scotia/Houston FRN	0.260	12/9/21	19,500,000	19,509,704
Bank of Nova Scotia/Houston FRN	0.210	7/18/22	19,000,000	19,000,682
Bank of Nova Scotia/Houston FRN M	0.200	8/19/22	22,000,000	21,997,093
Canadian Imperial Bank of Commerce/ New York, NY FRN	0.335	8/6/21	14,000,000	14,000,255
Canadian Imperial Bank of Commerce/ New York, NY FRN	0.200	7/1/22	15,000,000	15,001,070
Canadian Imperial Bank of Commerce/ New York, NY FRN	0.171	1/24/22	10,000,000	10,000,000
Citibank, NA	0.230	8/5/21	15,000,000	15,000,450
Credit Suisse AG/New York, NY FRN	0.300	7/19/22	15,000,000	14,973,225
Mizuho Bank, Ltd./New York, NY	0.160	12/13/21	15,000,000	15,000,282
Natixis SA/New York, NY FRN (France)	0.300	12/10/21	19,500,000	19,512,578
Natixis SA/New York, NY FRN (France)	0.198	11/12/21	14,000,000	14,001,118
Royal Bank of Canada/New York, NY FRN (Canada)	0.215	8/6/21	13,000,000	13,000,086
Royal Bank of Canada/New York, NY FRN (Canada) M	0.200	8/29/22	15,500,000	15,493,521
Royal Bank of Canada/New York, NY FRN (Canada)	0.175	3/11/22	15,500,000	15,502,957
Standard Chartered Bank/New York FRN	0.222	3/18/22	7,000,000	7,000,015
Sumitomo Mitsui Banking Corp./New York (Japan)	0.140	11/4/21	15,000,000	15,001,333
Sumitomo Mitsui Trust Bank, Ltd./New York	0.160	1/24/22	15,000,000	14,998,515
Svenska Handelsbanken/New York, NY (Sweden)	0.140	12/7/21	15,000,000	14,999,349
Toronto-Dominion Bank/NY FRN (Canada)	0.255	8/20/21	14,000,000	14,000,882
Toronto-Dominion Bank/NY FRN (Canada)	0.250	5/18/22	15,000,000	15,007,216
Toronto-Dominion Bank/NY FRN (Canada)	0.250	8/24/21	18,000,000	18,001,393
Westpac Banking Corp./NY FRN (Australia)	0.210	5/17/22	3,650,000	3,650,622
Westpac Banking Corp./NY FRN (Australia)	0.170	2/11/22	17,500,000	17,499,939
Total certificates of deposit (cost $408,398,392)				$408,410,902

ASSET-BACKED COMMERCIAL PAPER (9.3%)*	Yield (%)	Maturity date	Principal amount	Value
Atlantic Asset Securitization, LLC	0.140	8/10/21	$12,000,000	$11,999,670
Barclays Bank PLC CCP (United Kingdom)	0.190	11/3/21	13,000,000	12,995,077
Barclays Bank PLC CCP (United Kingdom)	0.120	9/20/21	16,000,000	15,997,296
CAFCO, LLC	0.150	9/20/21	14,500,000	14,497,801
Chariot Funding, LLC	0.110	10/12/21	15,000,000	14,997,225
Chariot Funding, LLC	0.100	10/27/21	38,750,000	38,741,378
CHARTA, LLC	0.150	8/20/21	15,000,000	14,999,178
CHARTA, LLC	0.100	10/6/21	15,000,000	14,996,798
Collateralized Commercial Paper FLEX Co., LLC	0.200	10/4/21	14,000,000	13,997,125
Collateralized Commercial Paper FLEX Co., LLC	0.150	1/19/22	15,000,000	14,987,674
Collateralized Commercial Paper V Co., LLC	0.160	1/21/22	15,000,000	14,987,385
Collateralized Commercial Paper V Co., LLC	0.150	1/19/22	22,000,000	21,981,922
LMA-Americas, LLC (France)	0.110	10/5/21	15,000,000	14,996,872
Manhattan Asset Funding Co., LLC (Japan)	0.075	8/2/21	16,715,000	16,714,875
MetLife Short Term Funding, LLC	0.140	10/12/21	11,000,000	10,998,304

Short Term Investment Fund 23

ASSET-BACKED COMMERCIAL PAPER (9.3%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Old Line Funding, LLC	0.160	1/26/22	$18,000,000	$17,999,352
Thunder Bay Funding, LLC	0.150	1/28/22	15,000,000	14,999,445
Total asset-backed commercial paper (cost $280,886,872)				$280,887,377

U.S. TREASURY OBLIGATIONS (5.5%)*	Yield (%)	Maturity date	Principal amount	Value
U.S. Treasury Bills	0.048	8/5/21	$21,000,000	$20,999,948
U.S. Treasury Bills	0.047	10/7/21	25,000,000	24,997,708
U.S. Treasury Bills	0.046	9/2/21	21,000,000	20,999,186
U.S. Treasury Cash Management Bills	0.051	10/26/21	21,000,000	20,997,323
U.S. Treasury Cash Management Bills	0.041	10/5/21	42,000,000	41,996,416
U.S. Treasury Notes	0.350	10/31/21	35,000,000	35,026,163
Total U.S. treasury obligations (cost $164,994,984)				$165,016,744

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.4%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Home Loan Banks discount notes	0.039	8/18/21	$42,000,000	$41,999,440
Federal National Mortgage Association unsec. FRN	0.220	3/9/22	30,000,000	30,025,114
Federal National Mortgage Association unsec. FRN	0.150	12/3/21	30,000,000	30,009,235
Total U.S. government agency obligations (cost $101,999,227)				$102,033,789

CORPORATE BONDS AND NOTES (2.8%)*	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.87%), 1.02% (Australia)	11/23/21	$30,500,000	$30,579,360
Mizuho Securities USA, LLC sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.04%), 0.196%	8/17/21	14,000,000	14,000,101
Mizuho Securities USA, LLC 144A sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.05%), 0.212%	8/10/21	14,000,000	14,000,050
Secured Forward-Backed Note 2021-05 144A sr. FRN (BBA LIBOR USD 3 Month + 0.35%), 0.496%	6/28/22	13,000,000	13,003,900
Secured Forward-Backed Note 2021-05 144A sr. FRN (BBA LIBOR USD 3 Month + 0.30%), 0.446%	12/28/21	13,000,000	13,002,600
Total corporate bonds and notes (cost $84,580,139)			$84,586,011

TIME DEPOSITS (0.7%)*	Yield (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./ Cayman Islands (Cayman Islands)	0.080	8/2/21	$10,000,000	$10,000,000
Svenska Handelsbanken/New York, NY (Sweden)	0.030	8/2/21	10,000,000	10,000,000
Total time deposits (cost $20,000,000)				$20,000,000

TOTAL INVESTMENTS
Total investments (cost $2,966,194,266)	$2,966,304,480

24 Short Term Investment Fund

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
MTN	Medium Term Notes

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,011,067,175.
M	This security’s effective maturity date is less than one year.
Ŧ	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
EG	Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	68.5%	Japan	1.1%
Canada	9.8	Finland	0.8
United Kingdom	4.3	Norway	0.7
France	4.0	Netherlands	0.5
Australia	3.2	Spain	0.4
Sweden	3.0	Cayman Islands	0.3
Germany	2.0	Total	100.0%
Singapore	1.4

Short Term Investment Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$280,887,377	$—
Certificates of deposit	—	408,410,902	—
Commercial paper	—	542,601,657	—
Corporate bonds and notes	—	84,586,011	—
Repurchase agreements	—	1,362,768,000	—
Time deposits	—	20,000,000	—
U.S. government agency obligations	—	102,033,789	—
U.S. treasury obligations	—	165,016,744	—
Totals by level	$—	$2,966,304,480	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Short Term Investment Fund

Statement of assets and liabilities 7/31/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,603,426,266)	$1,603,536,480
Repurchase agreements (identified cost $1,362,768,000)	1,362,768,000
Cash	15,003,202
Interest and other receivables	453,531
Receivable for shares of the fund sold	24,624
Receivable for investments sold	30,000,000
Total assets	3,011,785,837

LIABILITIES
Payable for custodian fees (Note 2)	23,575
Payable for investor servicing fees (Note 2)	49,538
Payable for Trustee compensation and expenses (Note 2)	259,993
Payable for administrative services (Note 2)	8,418
Distributions payable to shareholders	234,547
Other accrued expenses	142,591
Total liabilities	718,662

Net assets	$3,011,067,175

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,010,927,126
Total distributable earnings (Note 1)	140,049
Total — Representing net assets applicable to capital shares outstanding	$3,011,067,175

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class G share
($1,798,990 divided by 1,799,344 shares)	$1.00
Net asset value, offering price and redemption price per class P share
($3,009,268,185 divided by 3,009,127,782 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 27

Statement of operations Year ended 7/31/21

INVESTMENT INCOME
Interest (net of foreign tax of $335)	$5,776,627
Total investment income	5,776,627

EXPENSES
Compensation of Manager (Note 2)	7,945,394
Investor servicing fees (Note 2)	317,578
Custodian fees (Note 2)	44,090
Trustee compensation and expenses (Note 2)	137,383
Administrative services (Note 2)	81,564
Other	429,807
Fees waived and reimbursed by Manager (Note 2)	(7,945,394)
Total expenses	1,010,422
Expense reduction (Note 2)	(4,192)
Net expenses	1,006,230

Net investment income	4,770,397

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	130
Total net realized gain	130
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(973,408)
Total change in net unrealized depreciation	(973,408)

Net loss on investments	(973,278)

Net increase in net assets resulting from operations	$3,797,119

The accompanying notes are an integral part of these financial statements.

28 Short Term Investment Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/21	Year ended 7/31/20
Operations
Net investment income	$4,770,397	$43,692,739
Net realized gain on investments	130	20,746
Change in net unrealized appreciation (depreciation)
of investments	(973,408)	881,268
Net increase in net assets resulting from operations	3,797,119	44,594,753
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class G	(1,709)	—
Class P	(4,751,229)	(43,213,232)
Increase (decrease) from capital share transactions (Note 4)	(737,002,391)	919,374,078
Total increase (decrease) in net assets	(737,958,210)	920,755,599

NET ASSETS
Beginning of year	3,749,025,385	2,828,269,786
End of year	$3,011,067,175	$3,749,025,385

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class G
July 31, 2021†	$1.00	0.0014	—	0.0014	(0.0014)	(0.0014)	$1.00	.14	$1,799.03		.14	25
Class P
July 31, 2021	$1.00	0.0014	—	0.0014	(0.0014)	(0.0014)	$1.00	.14	$3,009,268.03		.15	25
July 31, 2020	1.00	0.0143	—	0.0143	(0.0141)	(0.0141)	1.00	1.42	3,749,025.03		1.40	7
July 31, 2019	1.00	0.0244	—	0.0244	(0.0246)	(0.0246)	1.00	2.49	2,828,270.03		2.44	—
July 31, 2018	1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	1.00	1.56	2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—

† For the period August 3, 2020 (commencement of operations) to July 31, 2021.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class G	0.25%	N/A	N/A	N/A	N/A
Class P	0.25	0.25%	0.25%	0.25%	0.25%

The accompanying notes are an integral part of these financial statements.

30 Short Term Investment Fund	Short Term Investment Fund 31

Notes to financial statements 7/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through July 31, 2021.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class G and class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class G shares are only available to other Putnam fund-of-funds accounts. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class G and class P shares of the fund are sold at net asset value. The fund began offering class G shares on August 3, 2020.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

32 Short Term Investment Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,392,405,745 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the

Short Term Investment Fund 33

average of certain current market rates. During the reporting period, the fund did not utilize the program except for testing purposes.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $130 to increase undistributed net investment income and $130 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$158,922
Unrealized depreciation	(48,708)
Net unrealized appreciation	110,214
Undistributed ordinary income	264,381
Cost for federal income tax purposes	$2,966,194,266

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2022. During the reporting period, the fund waived $7,945,394 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

34 Short Term Investment Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class G	$130
Class P	317,448
Total	$317,578

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,192 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,897, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $339,625,254,219 and $340,361,438,557, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$43,810,429	$32,000,000
U.S. government securities (Long-term)	—	59,250,000
Total	$43,810,429	$91,250,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Short Term Investment Fund 35

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD 8/3/20
	(COMMENCEMENT OF OPERATIONS)
	TO 7/31/21
Class G	Shares	Amount
Shares sold	2,342,962	$2,342,962
Shares issued in connection with reinvestment of distributions	1,709	1,709
	2,344,671	2,344,671
Shares repurchased	(545,327)	(545,327)
Net increase	1,799,344	$1,799,344

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class P	Shares	Amount	Shares	Amount
Shares sold	18,578,693,563	$18,578,693,563	17,599,042,369	$17,599,042,369
Shares issued in connection with
reinvestment of distributions	—	—	893	893
	18,578,693,563	18,578,693,563	17,599,043,262	17,599,043,262
Shares repurchased	(19,317,495,298)	(19,317,495,298)	(16,679,669,184)	(16,679,669,184)
Net increase (decrease)	(738,801,735)	$(738,801,735)	919,374,078	$919,374,078

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

36 Short Term Investment Fund

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Short Term Investment Fund 37

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital,		BofA Securities,	Citigroup Global	Goldman, Sachs &	HSBC Securities	JPMorgan	Royal Bank of
	Inc.	BNP Paribas	Inc.	Markets, Inc.	Co. LLC	(USA), Inc.	Securities, LLC	Canada	Total
Assets:
Repurchase agreements**	$160,000,000	$204,000,000	$182,466,000	$162,202,000	$102,700,000	$100,000,000	$250,000,000	$201,400,000	$1,362,768,000
Total Assets	$160,000,000	$204,000,000	$182,466,000	$162,202,000	$102,700,000	$100,000,000	$250,000,000	$201,400,000	$1,362,768,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$160,000,000	$204,000,000	$182,466,000	$162,202,000	$102,700,000	$100,000,000	$250,000,000	$201,400,000	$1,362,768,000
Total collateral received (pledged)†##	$160,000,000	$204,000,000	$182,466,000	$162,202,000	$102,700,000	$100,000,000	$250,000,000	$201,400,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$163,200,702	$209,701,913	$186,115,320	$165,452,608	$104,754,000	$102,000,407	$255,001,388	$206,179,407	$1,392,405,745
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

38 Short Term Investment Fund	Short Term Investment Fund 39

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

40 Short Term Investment Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Short Term Investment Fund 41

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

42 Short Term Investment Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Short Term Investment Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President,
	President	Assistant Clerk, and
Custodian		Assistant Treasurer
State Street Bank	James F. Clark
and Trust Company	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Legal Counsel		Principal Financial Officer,
Ropes & Gray LLP	Nancy E. Florek	Principal Accounting Officer,
	Vice President, Director of	and Assistant Treasurer
Independent Registered	Proxy Voting and Corporate
Public Accounting Firm	Governance, Assistant Clerk,	Stephen J. Tate
PricewaterhouseCoopers LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2021	$80,611	$ —	$3,894	$ —
July 31, 2020	$92,849	$ —	$3,894	$ —

For the fiscal years ended July 31, 2021 and July 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $313,194 and $349,736 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2021	$ —	$309,300	$ —	$ —
July 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2021